UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2014

KINDER MORGAN ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Kinder Morgan Energy Partners, L.P. (the “Partnership”) has priced an underwritten public offering (the “Offering”) of 6,900,000 common units representing limited partner interests pursuant to an effective registration statement.  The Partnership has granted the underwriters a 30-day option to purchase a maximum of 1,035,000 additional common units if the underwriters sell more than 6,900,000 common units in the Offering.  The public offering price is $78.32 per unit.

UBS Investment Bank, Barclays, BofA Merrill Lynch, Morgan Stanley, Wells Fargo Securities, Citigroup, Credit Suisse, Deutsche Bank Securities, J.P. Morgan and RBC Capital Markets are acting as joint book-running managers of the Offering.

When available, copies of the prospectus supplement and accompanying base prospectus related to the Offering may be obtained from the following persons at the addresses set forth below:

UBS Investment Bank

Attention: Prospectus Department

299 Park Avenue

New York, New York 10171

Telephone: (888) 827-7275

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (888) 603-5847

Email: Barclaysprospectus@broadridge.com

BofA Merrill Lynch

Attention: Prospectus Department

222 Broadway

New York, New York 10038

Email: dg.prospectus_request@baml.com

Morgan Stanley & Co. LLC

Attention: Prospectus Department

180 Varick Street, 2nd Floor

New York, New York 10014

Wells Fargo Securities

Attention: Equity Syndicate Department

375 Park Avenue

New York, New York 10152

Telephone: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (800) 831-9146

Email: batprospectusdept@citi.com

Credit Suisse

Attention: Prospectus Department

One Madison Avenue

New York, New York 10010

Telephone: (800) 221-1037

Email: newyork.prospectus@credit-suisse.com

Deutsche Bank Securities

Attention: Prospectus Group

60 Wall Street

New York, New York 10005

Telephone: 800-503-4611

Email: prospectus.CPDG@db.com

J.P. Morgan

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (866) 803-9204

RBC Capital Markets

Attention: Prospectus Department

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.

	By:	KINDER MORGAN G.P., INC.,
its general partner

		By:	KINDER MORGAN MANAGEMENT, LLC,
its delegate

Dated: February 19, 2014			By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer